Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064
333-179272
333-183060

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

TIAA-CREF SEPARATE ACCOUNT VLI-2

TIAA-CREF LIFE INSURANCE COMPANY

PROSPECTUS SUPPLEMENT NUMBER (2)

dated August 8, 2019 to the:

Intelligent Life® VUL and Intelligent Life® Survivorship VUL Prospectus

dated May 1, 2019

Intelligent Variable Annuity® Prospectus

dated May 1, 2019

M Intelligent VUL Prospectus

dated May 1, 2019

M Intelligent Survivorship VUL Prospectus

dated May 1, 2019

This supplement amends a certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

JOHN HANCOCK EMERGING MARKETS VALUE TRUST

On pages 27-30 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus, pages 11-14 of the Intelligent Variable Annuity prospectus, pages 26-28 of the M Intelligent Life VUL prosepectus, and pages 25-27 of the M Intelligent Life Survivorship VUL prospectus, the Portfolio Investment Managers and Investment Objectives table has changed as follows to reflect a name change for John Hancock’s Investment Manager effective June 28, 2019.

Previous:

Portfolio	Investment Manager	Investment Objective
John Hancock Emerging Markets Value Trust	John Hancock Investment Management Services, LLC Dimensional Fund Advisors LP (sub-advisor)	Seeks long-term capital appreciation.

Updated (Effective June 28, 2019):

Portfolio	Investment Manager	Investment Objective
John Hancock Emerging Markets Value Trust	John Hancock Variable Trust Advisers, LLC Dimensional Fund Advisors LP (sub-advisor)	Seeks long-term capital appreciation.

For more information about these changes and about the portfolios in general, refer to the John Hancock Fund Prospectus.

A40605 08/19